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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 19, 2000
                                -----------------
                        (Date of earliest event reported)


                                Tower Tech, Inc.
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             (Exact name of registrant as specified in its charter)


         Oklahoma                      1-12556                73-1210013
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


11935 South I-44 Service Road, Oklahoma City, Oklahoma          73173
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(Address of principal executive offices)                      (Zip Code)


                                 (405) 290-7788
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               Registrant's telephone number, including area code


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Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         On December 19, 2000, Tower Tech, Inc. filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in Oklahoma City, Oklahoma.

         A copy of the press release announcing the filing is filed as Exhibit
         99.1 to this Form 8-K.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statement and Exhibits.

         (c)  Exhibits

              99.1  Press Release of Tower Tech, Inc. dated December 19, 2000.

Item 8. Change in Fiscal Year.

         Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TOWER TECH, INC.



Date: December 27, 2000            By:     /s/ Charles D. Whitsitt
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                                             Charles D. Whitsitt
                                             Chief Financial Officer